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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 17, 2005

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                            DOLBY LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                        001-32431                 90-0199783
        --------                        ---------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                               100 Potrero Avenue
                          San Francisco, CA 94103-4813
               (Address of principal executive offices) (Zip Code)

                                 (415) 558-0200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

ITEM 2.02 Results of Operations and Financial Condition.

         The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 17, 2005, Dolby Laboratories, Inc. issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended September 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:


Exhibit No.     Description
-----------     -----------

99.1            Press Release of Dolby Laboratories, Inc. dated
                November 17, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DOLBY LABORATORIES, INC.

                                        By: /s/ Kevin J. Yeaman
                                            ------------------------------------
                                            Kevin Yeaman
                                            Chief Financial Officer
                                            (Principal Accounting and Financial
                                            Officer)



Date:  November 17, 2005


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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release of Dolby Laboratories, Inc. dated
                November 17, 2005




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